UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report (Date of earliest event reported): October 30, 2006
                                                 (October 27, 2006)

                      PR SPECIALISTS, INC.
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     (Exact name of registrant as specified in its charter)

         Delaware              333-34686          95-4792965
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(State or other jurisdiction  (Commission        (IRS Employer
      of incorporation)       File Number)     Identification No.)

   2300 NE 48th Court, Lighthouse Point, Florida        33064
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     (Address of principal executive offices)     (Zip Code)

 Registrant's telephone number, including area code: (954) 725-0138
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02. Unregistered Sales of Equity Securities

      The registrant sold 100,000 shares of the registrant's common stock, $0.001 par value, to two accredited persons at an offering price of $0.15 per share. The registrant received an aggregate of $15,000 from the sale. The shares of the registrant's common stock were issued in reliance upon exemptions from registration available under Rule 506 of Regulation D and Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and are "restricted securities." No underwriters or agents were involved in the foregoing issuance and no commission or other remuneration was paid or given directly or indirectly to any person by the registrant.

Item 4.01. Changes in Registrant's Certifying Accountant.

New independent accountants.

On October 27, 2006, the registrant engaged De Leon & Company, P.A as its new independent accountants to audit its fiscal years ending December 31, 2002, 2003, 2004 and 2005 and perform the unaudited review of its quarterly financial information filed in Form 10-QSB for the quarters ended March 31, 2003, 2004, 2005, and 2006; June 30, 2003, 2004, 2005, and 2006; and September 30,
2003, 2004, 2005, and 2006. The registrant's audit committee of the board of directors approved this engagement. In the registrant's two most recent fiscal years and any subsequent interim period to the date hereof, neither the registrant, nor anyone on behalf of the registrant, has consulted with De Leon & Company, P.A. regarding either:

(i)   the  application of accounting principles  to  a  specified completed  or  contemplated transaction, or  the  type  of  audit opinion that might be rendered on the registrant's financial statements, and neither written nor oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a "disagreement," or "event" as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 8.01.  Other Events.

      The registrant is making preparations to file its past reports that it did not timely file with the Securities and Exchange Commission ("SEC") so that the registrant will be current with its SEC reporting. As of the date of this report, the registrant has filed with the SEC its periodic reports up to the quarterly period ended September 30, 2002, but it has not filed with the SEC any subsequent annual or quarterly reports on Form 10-KSB and Form 10-QSB for any subsequent annual or quarterly periods.


SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PR Specialists, Inc.

By:/s/ Lawrence Ruden
   ----------------------
   Lawrence Ruden, President

Dated: October 30, 2006




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